UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

IMPEL NEUROPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40353	26-3058238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West, Suite 260 Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)

(206) 568-1466

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	IMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Impel NeuroPharma Inc., (the “Company”) entered into a loan and security agreement (the “Agreement”), dated July 2, 2021 (the “Closing Date”), with Oxford Finance LLC (“Oxford”), as the collateral agent and a lender, and Silicon Valley Bank (“SVB”), as lender (together with Oxford, the “Lenders”) pursuant to which a term loan of up to an aggregate principal amount of $50.0 million was made available to the Company. Pursuant to the Agreement, a $20.0 million term loan was previously funded on the Closing Date, leaving two additional term loan advances of $10.0 million and $20.0 million available under the Agreement after the Closing Date.

On September 30, 2021, the Company elected to draw down the second $10.0 million term loan advance under the Agreement (the “Term B Loan”). Immediately following this $10.0 million drawdown, $20.0 million of borrowing capacity remained available under the Agreement, subject to the terms and conditions set forth therein.

In addition, in connection with the Term B Loan, the Company issued the Lenders warrants to purchase 23,166 shares of the Company’s common stock at an exercise price per share of $12.95 (the “Warrants”). The Warrants will be exercisable for 10 years from the date of issuance.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which was filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed by the Company on August 16, 2021.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 above regarding the Warrants is incorporated by reference into this Item 3.02. The issuance of the Warrants were, and the issuance of the shares of the Company’s common stock underlying the Warrants will be, made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPEL NEUROPHARMA, INC.

Date: October 1, 2021	By:	/s/ John Leaman
John Leaman
Chief Financial Officer